UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2018

Date of reporting period: March 28, 2018

Kavilco Incorporated Newsletter

March, 2018

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

President's Report

Dear Shareholders,

Financial tides have been shifting, and Kavilco shareholders will feel it with lower dividend distributions.

The Kavilco Board of Directors has been working diligently for many years to provide shareholders with the best possible dividend distributions. For some time Kavilco’s strategy was to invest in long term bonds because they had an excellent return on investment. During the recession, when interest rates were really low these bonds insulated Kavilco from feeling the pinch.

Most of Kavilco’s bonds have matured and have been cashed in but reinvesting in bonds is no longer a good idea because the return on them is now a lot less than it was.

The majority of Kavilco’s investments are now in stocks, which, although they currently have a higher return on them compared to bonds, they still don’t have the kind of payout that Kavilco shareholders have become used to.

Kavilco is now taking a serious look into a carbon credit program as one income alternative and I will be meeting with the President of Sealaska in Juneau to determine if this is a good fit for Kavilco.

If you have any questions, please feel free to contact me and make sure to read the “Portfolio section of this newsletter.

Sincerely,

KAVILCO INCORPORATED

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Dividend Declaration

I am pleased to announce that on March 9, 2018, the Kavilco Board of Directors declared a cash dividend of $11.00 per share. This dividend was paid to shareholder of record as of March 12, 2018. The dividend was payable on March 22, 2018 and reflects undistributed earnings from 2017.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 21% federal income tax rate. For shareholders with 100 shares your dividend is $1,100.00. The Spring dividend completes the distribution of earnings for 2017; combined with the Fall dividend the total earnings distribution for 2018 is $94.00 per share.

If Kavilco was not a Registered Investment Company and had to pay income tax your dividend after tax would have been $869.00. You receive an additional $231.00 because Kavilco does not have to pay federal income tax.

Port of Kasaan - 2018 Cruise Ship Schedule

Port of Kasaan * 2018 Cruise Ship Schedule

Ship	Date		Arrival	Departure
Baranof Dream	Wednesday	May 16, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Thursday	May 17, 2018	2:00 p.m.	6:00 p.m.
Baranof Dream	Sunday	May 20, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Monday	May 21, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Saturday	June 2, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Wednesday	June 6, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Wednesday	June 20, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Sunday	June 24, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Friday	July 6, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Tuesday	July 10, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Tuesday	July 24, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Saturday	July 28, 2018	8:00 a.m.	12:00 a.m.
Baranof Dream	Sunday	July 29, 2018	2:00 p.m.	6:00 p.m.
Baranof Dream	Thursday	August 2, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Thursday	August 9, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Monday	August 13, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Monday	August 27, 2018	2:00 p.m.	6:00 p.m.
Alaskan Dream	Friday	August 31, 2018	8:00 a.m.	12:00 a.m.
Alaskan Dream	Friday	September 14, 2018	2:00 p.m.	6:00 p.m.

Portfolio

Kavilco operates as an income fund. When interest rates were substantially higher some ten years ago, the board adopted a bond ladder strategy, that is, to invest equally in corporate bonds across an eight year yield curve. This reduces the reinvestment risk of having to roll over the entire bond portfolio at one time and smooths out earnings. This was a very successful strategy until the Great Recession. The Fed launched on a three phase program to reduce interest rates in an attempt to offset the impact of the recession. They were very successful reducing interest rates to historical lows.

When the ladder strategy was employed, long dated bonds were purchased first because their interest rates were higher than short-term bonds. Now those bonds are maturing putting added pressure on income. There is no alternative (the strategy referred to as TINA) to the bond reinvestment risk other than dividend yielding stocks. Unfortunately, maturing bond yields are substantially higher than stocks.

What is the impact on the foregoing analysis on investment income consisting of stock dividends and interest income from corporate bonds? You’ll note on the graph that our investment income peaked in 2014 and you can also see that the trend in income is definitely heading down and is accelerating due to the maturing high yielding bonds.

We have been warning the shareholders in newsletters and annual meetings that the day of reckoning was coming and it’s reflected in the March dividend. I would like to point out that the low interest rate environments not only impacts Kavilco’s income but public and private pension plans that have a $4 trillion deficit.

So why wasn’t there a major reduction in the November dividend? There was one strategy that was specifically designed for capital gains from the sales of stocks. This was highly successful, and resulted in $280,000 in capital gains. In addition, there was $120,000 in gains from equity sales and early redemption of bonds for a total of $400,000.

Investment income will continue to decline and I do not see major capital gain potential like we have had over the previous two years. Accordingly, I anticipate lower shareholder dividends in the future.

Board Member Highlight

Continuing the legacy set by his father Frederick O. Olsen, Sr.; Frederick O. Olsen, Jr. joined the Kavilco Board in 2012 and lives year round in Kasaan, AK.

Fred works with the Kasaan Haida Heritage Foundation, that provides scholarships and works to retain Kasaan’s heritage; is the President of OVK; a council member with the City of Kasaan; and a talented photographer.

Fred has a unique voice on the Kavilco Board of Directors and brings a lot of valuable information and history to Kavilco and we are definitely better for it. Thank you Fred, for your dedication!